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                                                                  Exhibit 10.60
[LETTERHEAD]




One Citizens Plaza                                              Amendment
Providence, RI 02903





    This Amendment No. 1 dated DECEMBER 23, 1998 to the Master Security Agreement dated DECEMBER 23, 1998 (the "Agreement") by and between CITIZENS LEASING CORPORATION and DM MANAGEMENT COMPANY.

    This Agreement is hereby amended as follows:

The following new Section 20 is added:

    20.  PAYMENT OF AFFILIATE OBLIGATIONS

    Debtor is or may become indebted under or in respect of one or more leases, loans, notes, credit agreements, reimbursement agreements, security agreements, title retention or conditional sales agreements, or other documents, instruments or agreements, whether now existing or hereafter arising, evidencing Debtor's obligations for the payment of borrowed money or other financial accommodations owing to the Secured Party or to one or more entities that are either a parent, subsidiary of affiliated company of the Secured Party (herein the "Affiliates"). If Debtor pays or repays all or substantially all of its obligations owing to any Affiliate, whether or not such payment or repayment is voluntary or involuntarily made by Debtor before or after any default or acceleration of the obligations, then Debtor shall pay, at Secured Party's option and immediately upon notice from Secured Party, all or any part of Debtor's obligations owing to Secured Party, including but not limited to Debtor's obligations under this Agreement and all Schedules now or hereafter from time to time executed by Secured Party and Debtor and made a part thereof."

    Except as specifically set forth herein, all of the terms and provisions of the Agreement remain in full force and effect.



Dated as of:     December 23, 1998


SECURED PARTY:                                  DEBTOR:

CITIZENS LEASING CORPORATION                    DM Management Company

By: /s/ John Young                                    By: /s/ Peter J. Tulp
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Title:  Vice President                         Title:  VP Finance
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